Nasdaq: CUE Corporate Presentation Immune Responses, On Cue™ Jefferies Virtual Healthcare Conference | June 4, 2020 Exhibit 99

Forward-Looking Statements This presentation has been prepared by Cue Biopharma, Inc. (“we,” “us,” “our,” “Cue” or the “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither this presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “would,” “could,” “seek,” “intend,” “plan,” “goal,” “project,” “estimate,” “anticipate,” “strategy,” “future,” “likely” or other comparable terms. All statements other than statements of historical facts included in this press release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding anticipated results of our drug development efforts, including study results, our expectations regarding the timing of milestone events, regulatory developments and expected future operating results. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, our limited operating history, limited cash and a history of losses; our ability to achieve profitability; our ability to secure required U.S. Food and Drug Administration (“FDA”) or other governmental approvals for our product candidates and the breadth of any approved indication; negative or inconclusive results from our clinical studies or serious and unexpected drug-related side effects or other safety issues experienced by participants in our clinical trials; delays and changes in regulatory requirements, policy and guidelines including potential delays in submitting required regulatory applications to the FDA; our reliance on third parties to conduct our clinical trails as well as licensors, collaborations and strategic alliances; our ability to obtain adequate financing to fund our business operations in the future; uncertainties associated with COVID-19 or coronavirus, including its possible effects on our operations and clinical trial; and the other risks and uncertainties described in the Risk Factors and in Management's Discussion and Analysis of Financial Condition and Results of Operations sections of our most recently filed Annual Report on Form 10-K and any subsequently filed Quarterly Report(s) on Form 10-Q. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Corporate Highlights Distinct mechanism of action for selective modulation of disease-relevant T cells directly in a patient’s body Modular therapeutic frameworks targeting cancer and autoimmune disease Industry-standard manufacturing, without need for ex vivo manipulation LG Chem collaboration to expand IL-2 based CUE-100 series in immuno-oncology Merck collaboration to establish proof of mechanism for Immuno-STAT platform in autoimmune disease CUE-101 in Phase 1 for R/M HPV+ head and neck cancer with initial data in 1H 2020 Platform modularity demonstrated through CUE-102 for WT1-associated cancers as well as targeting KRAS with Immuno-STAT framework Neo-STAT capability enhances R&D efficiency and expands the landscape of clinical utility Strong financial position supports key readouts from ongoing CUE-101 clinical study and further expansion of Immuno-STAT platform Disruptive Platform for T Cell Modulation In Vivo Strategic Partnerships to Accelerate Expansion Focused Execution Against Platform Validation

Emulating Nature’s Cues to Selectively Modulate T Cells FC Immuno-STAT Fc Signal 1 Signal 2 Co-Stimulatory/ Co-Regulatory Signal Major Histocompatibility Complex (MHC) T Cell Receptor (TCR) Co-Stimulatory/ Co-Regulatory Receptor Selectivity/ Specificity Induction/ Control T Cell Antigen-Presenting Cell Signal 1 Signal 2 Rationally engineered Immuno-STAT biologics selectively target and modulate the activity of disease-relevant T cells

Co-stim/Co-reg Distinct biological signals, including cytokines; cell-surface receptors; and/or other targeting modalities (e.g., scFv, etc.) MHC Different HLA alleles to address global patient populations Peptide Peptide epitopes to target different diseases Immuno-STAT Modularity Fc Backbone Fc engineering to dial in or out biological and effector functions Combinatorial diversity presents potential to generate therapeutic molecules for a broad set of diseases and patient populations

Pipeline Asia Rights to CUE-101, CUE-102, and CUE-103 LATE CLINICAL Collaboration for Autoimmune Disease PARTNER TARGET SELECTION PRE-CLINICAL PHASE 1 CUE-101 (HPV E7 / A02) CUE-102 (WT1 / A02) CUE-102 (WT1 / A24) CUE-103 (Undisclosed) CUE-201 (Undisclosed) CUE-301 (Proins / DR4) CUE-200 CD80 & 4-1BBL CUE-300 PD-L1 & Undisclosed CUE-100 IL-2 CUE-302 (Undisclosed) KRAS / A11

CUE-100 Series: Exploiting IL-2 via Rational Protein Design

CUE-100 Series

Side View

Top View



Modified IL-2



Tumor-Peptide Loaded HLA



Immune Signaling Components

Affinity modified IL-2:

- **Minimize Treg activation**
- **Selective activity on tumor-specific T cells, while sparing activation of irrelevant T cells**
- **Differentiated MoA over “not-alpha” IL-2s**

“Signal 1” engagement of T cells via TCR:

- **Selective delivery of IL-2 to tumor-specific T cells**
- **Enables priming and expansion from naïve or pre-existing T cell repertoire**

Therapeutic framework is not dependent on barriers of antigen processing & presentation, and is designed to avoid systemic immune activation

CUE BIOPHARMA

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© 2020 CUE BIOPHARMA

CUE-101: Lead Clinical Candidate for HPV-Driven Malignancies CUE-101 Immuno-STAT Design Signal 1: HLA-A*02:01 + HPV-16 E711-20 peptide Signal 2: Modified IL-2 Clinical Rationale CUE-101 is designed to selectively prime and expand HPV-specific T cells in vivo HPV is recognized as a growing driver of head and neck cancer and is now responsible for over 70% of oropharyngeal cancers in the US and EU Despite treatment with current standards of care, more than 50% of patients with advanced disease will experience recurrence with significant quality of life impacts The CUE-101 clinical development strategy builds upon robust translational preclinical data and patient stratification Fc

CUE-101: Phase I Clinical Development Network Emory Winship Cancer Institute: Nabil Saba Karmanos Cancer Institute: Elizabeth Heath and Ammar Sukari MD Anderson Cancer Center: Bonnie Glisson MGH/Harvard and Dana Farber Cancer Institute: Sara Pai and Lori Wirth Moffitt Cancer Center: Christine Chung Memorial Sloan Kettering Cancer Center: Lara Dunn Stanford Cancer Center: A. Dimitrios Colevas University of Arizona Center: Julie Bauman University of Michigan Rogel Cancer Center: Frank Worden University of Washington Fred Hutch Cancer Center: Cristina Rodriguez Vanderbilt-Ingram Cancer Center: Jill Gilbert and Mike Gibson Washington University Siteman Cancer Center: Doug Adkins Yale Cancer Center: Barbara Burtness Cue has engaged a network of nationally recognized clinical investigators and 13 Phase I sites are now open

CUE-101: Ongoing First-In-Human Study



Part A: Monotherapy Dose Escalation
Cohort N
Cohort 4
Cohort 3
Cohort 2
Cohort 1
RP2D:BED/MTD
Part B: Monotherapy RP2D Expansion
Late Line Accelerated Monotherapy Approval Opportunity in H&N

- **Eligibility**
  - Part A & B: HPV+ H&N Cancer, R/M 2L+
- **Design** (CUE-101 Q3W)
  - Part A: Dose Escalation (3+3 Pts)
  - Part A: PD & Activity Expansion (Up to 9 Pts)
  - Part B: Dose Expansion (10-20 Pts at RP2D)
- **Objectives**
  - Primary: Safety and Tolerability
  - Secondary: PK/PD, Anti-Tumor Activity
- **Biomarkers** (Pre/Post CUE-101 Dose)
  - HPV E7-specific CD8+ T cell counts
  - HPV E7-specific CD8+ T cell functionality
  - Immunophenotyping, cytokine release, and TCR sequencing
- **NCT03978689**

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© 2020 CUE BIOPHARMA

CUE-101: Part A Dose Cohorts *Modified IL-2 to abrogate binding to IL-2R alpha and reduce binding affinity to IL-2R beta Cohort CUE‑101 Dose CUE-101 Dose Relative to Approved Proleukin Dose (0.037 mg/kg) CUE-101 IL-2* Content (nmol/kg) CUE-101 IL-2 Content Relative to Approved Proleukin Dose (2.4 nmol/kg) Cohort 1 ✓ 0.06 mg/kg (starting dose) ~ 1.6x 1.1 ~ 0.46x Cohort 2 ✓ 0.18 mg/kg ~ 4.9x 3.4 ~ 1.4x Cohort 3 ✓ 0.54 mg/kg ~ 14.6x 10.3 ~ 4.3x Cohort 4 ✓ 1 mg/kg ~ 27.0x 19.1 ~ 8.0x Cohort 5 2 mg/kg ~ 54.0x 38.2 ~ 16.0x Cohort 6 4 mg/kg ~ 108.0x 76.4 ~ 32.0x Cohort 7 8 mg/kg ~ 216.0x 152.9 ~ 64.0x

CUE-101: Safety & Activity Observations from Cohorts 1 – 3 Safety Multiple patients receiving multiple injections indicates favorable safety and tolerability profile No drug-related DLTs in cohorts 1-3 Cohort 4 still being analyzed in the safety review period Activity PK data from the first three cohorts indicates: Exposure in-line with preclinical projections Dose-proportional drug exposure Comparable exposures observed upon repeated administration PD data indicates early signals of selective T cell expansion Preliminary evidence that CUE-101 is clinically active

CUE-101: Exposures from Cohorts 1 - 3 CUE-101 exhibits dose-proportional increases in exposure in line with projections from non-clinical studies

CUE-101: Exposure is Consistent Upon Repeated Administration Patients exhibit comparable exposures upon repeated administration of CUE-101

CUE-101: Expansion of E7-specific T Cells Pt. 5 Pt. 9 Preliminary evidence of expansion of E7-specific T cells observed in several patients Day 0 Day 21 Day 42 Day 0 Day 21 Day 0 (Pre-Dose) Day 21 Day 0 (Pre-Dose) Day 21

CUE-101: Cohort 2 Patient Case Study Scan at day 42 (after 2 cycles of CUE-101) indicates reduction of >1cm target lesion At day 84 the repeat scan showed sustained regression of the target lesion, and at that point the patient was confirmed as stable disease Patient had received multiple lines of therapy, including checkpoint inhibition Day 0: Baseline Tumor Day 42: 2 Cycles of CUE-101 Monotherapy

IO Growth Strategy Platform Expansion Immuno-STAT Neo-STAT CUE-100 Platform Validation CUE-101 (A02/HPV) CUE-102 (A02/WT1) CUE-102 (A24/WT1) CUE-103 KRAS Phase I Mono Phase I CPI Combo Phase I Neo-Adj Multiple registration paths available De-risk CUE-100 series pipeline assets through CUE-101 Opportunity to increase speed and overcome technical challenges Other HPV+ Cancers Additional Alleles

Immuno-STATs Demonstrate Selective T Cell Expansion HPV (CUE-101) WT1 (CUE-102) KRAS IST Emerging data from CUE-102 (WT1) recently presented at NYAS Frontiers in Cancer Immunotherapy

Neo-STAT: Next-gen Evolution of the Immuno-STAT Framework CUE-100 Neo-STAT Top View Therapeutic scaffold receptive for chemical conjugation of peptides, that potentially: Increases R&D efficiency and reduces cost of the generation of clinical grade material on the CUE-100 framework Enables targeting of multiple tumor antigens including post-translationally modified peptides and neo-antigens for personalized therapy Therapeutic scaffold manufactured in bulk

Primary Human T Cell Expansion: Neo-STAT = Immuno-STAT CMV Responsive Donors MART-1 Responsive Donors CMV CUE-100 Series Immuno-STAT CMV Neo-STAT MART-1 Neo-STAT MART-1 CUE-100 Series Immuno-STAT MART-1 Neo-STAT CMV Neo-STAT

Corporate Development Strategy Validate Expand Accelerate Continue to generate clinical metrics for CUE-101 demonstrating safety, tolerability and clinical activity to de-risk CUE-101, CUE-100 series, as well as Immuno-STAT framework Establish therapeutic synergy with checkpoint inhibition through clinical collaboration with Merck to assess CUE-101 in combination with Keytruda in the front-line setting for HPV+ H&N Cancer Pursue additional targets (i.e., WT1, KRAS) and alleles (i.e., A11, A24) with CUE-100 series and establish preclinical datasets demonstrating selective T cell expansion and activation Expand Immuno-STAT applications in autoimmune diseases via Merck collaboration focused on two indications Provide proof of concept data supporting the biological activity of molecules generated via the Neo-STAT platform, and comparability to Immuno-STAT format Deploy Neo-STAT to enhance productivities, efficiencies, and provide greater flexibility with the IL-2-based CUE-100 series

Key 2020 Milestones Key objectives met in 2019 and early 2020 have set the stage for data flow from multiple programs in the remainder of 2020 1 2 3 4 5 6 7 PK/PD results from the Phase 1 CUE-101 clinical trial in 2Q20 Clinical responses from the Phase 1 CUE-101 clinical trial via RECIST criteria in 2H20 Initiate CUE-101 combination trial with Keytruda in 1L SCCHN in 2H20 Initiate and extend IND-enabling activities for CUE-102 in 2H20 Select target for CUE-103 in 3Q20 Demonstrate Neo-STAT manufacturability and efficiencies in 2H20 Identify potential clinical candidates in collaboration with Merck in 2H20